PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2018 (In apartment units)

	Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,664	332	438	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,479	388	—	4,867	—	4,867
Nashville, TN	3,776	599	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	140	3,168	—	3,168
Phoenix, AZ	2,301	322	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,320	603	733	8,656	—	8,656
Total Multifamily Units	93,483	5,801	1,311	100,595	—	100,595

(1)Non-Same Store total excludes 269 units in a joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2018			Average Effective Rent per Unit for the Three Months Ended December 31, 2018	As of December 31, 2018
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA	$1,865,656	14.0%	96.4%	$1,405	10,996
Dallas, TX	1,365,752	10.2%	95.5%	1,259	9,766
Washington, DC	944,133	7.1%	97.0%	1,744	4,080
Charlotte, NC	940,511	7.1%	96.4%	1,187	6,149
Tampa, FL	857,972	6.4%	97.1%	1,416	5,220
Austin, TX	826,078	6.1%	96.1%	1,196	7,117
Orlando, FL	814,327	6.1%	96.7%	1,416	5,274
Raleigh/Durham, NC	660,817	5.0%	97.3%	1,083	5,200
Houston, TX	595,951	4.5%	96.6%	1,168	4,867
Nashville, TN	524,159	3.9%	95.7%	1,221	4,375
Fort Worth, TX	386,871	2.9%	96.3%	1,132	4,249
Phoenix, AZ	371,580	2.8%	97.3%	1,151	2,623
Charleston, SC	364,153	2.7%	96.4%	1,163	3,028
Jacksonville, FL	289,418	2.2%	97.0%	1,102	3,496
Richmond, VA	259,373	1.9%	95.9%	1,146	2,004
Savannah, GA	237,159	1.8%	96.2%	1,064	2,219
Kansas City, MO-KS	182,503	1.4%	96.5%	1,195	1,110
San Antonio, TX	160,494	1.2%	96.6%	1,071	1,504
Birmingham, AL	154,082	1.2%	96.9%	986	1,462
Greenville, SC	152,774	1.1%	96.8%	880	2,084
Memphis, TN	128,178	1.0%	95.5%	968	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$173,508	1.3%	97.5%	$1,273	1,806
Alabama	154,571	1.2%	97.8%	929	1,648
Virginia	150,404	1.1%	97.4%	1,255	1,039
Arkansas	117,046	0.9%	95.8%	872	1,368
Kentucky	92,215	0.7%	96.4%	862	1,308
Mississippi	72,344	0.5%	97.3%	871	1,241
Nevada	68,795	0.5%	97.5%	995	721
Tennessee	50,794	0.4%	96.1%	857	943
South Carolina	36,076	0.3%	97.0%	837	576
Stabilized Communities	$12,997,694	97.5%	96.5%	$1,214	99,284

Denver, CO	$199,651	1.5%	84.2%	$1,637	733	812
Atlanta, GA	85,705	0.6%	36.8%	1,784	438	438
Charleston, SC	27,858	0.2%	28.6%	1,632	140	140
Dallas, TX	12,013	0.1%		—	—	348
Raleigh/Durham, NC	7,235	0.1%		—	—	150
Lease-up and Development Communities	$332,462	2.5%	62.4%	$1,686	1,311	1,888

Total Multifamily Communities	$13,330,156	100.0%	96.0%	$1,220	100,595	101,172

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	As of December 31, 2018		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2018	December 31, 2017	Percent Change
Operating Revenue
Same Store Communities	93,483	$11,954,401	$363,410	$355,077	2.3%
Non-Same Store Communities	5,801	1,043,293	25,116	22,137
Lease up/Development Communities	1,311	332,462	3,850	53
Total Multifamily Portfolio	100,595	$13,330,156	$392,376	$377,267
Commercial Property/Land	—	221,423	5,772	5,471
Total Operating Revenue	100,595	$13,551,579	$398,148	$382,738

Property Operating Expenses
Same Store Communities			$131,494	$127,710	3.0%
Non-Same Store Communities			11,123	10,214
Lease up/Development Communities			1,612	302
Total Multifamily Portfolio			$144,229	$138,226
Commercial Property/Land			2,485	2,084
Total Property Operating Expenses			$146,714	$140,310

Net Operating Income
Same Store Communities			$231,916	$227,367	2.0%
Non-Same Store Communities			13,993	11,923
Lease up/Development Communities			2,238	(249)
Total Multifamily Portfolio			$248,147	$239,041
Commercial Property/Land			3,287	3,387
Total Net Operating Income			$251,434	$242,428	3.7%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	Percent Increase/(Decrease)	December 31, 2018	December 31, 2017	Percent Increase/(Decrease)
Personnel	$31,720	$30,673	3.4%	$130,104	$125,707	3.5%
Building Repair and Maintenance	13,952	14,421	(3.3)%	59,651	62,172	(4.1)%
Utilities	26,324	25,852	1.8%	106,230	103,120	3.0%
Marketing	3,892	4,306	(9.6)%	16,543	16,461	0.5%
Office Operations	5,563	5,050	10.2%	21,702	22,887	(5.2)%
Property Taxes	47,319	44,746	5.8%	190,942	183,222	4.2%
Insurance	2,724	2,662	2.3%	10,883	12,094	(10.0)%
Total Property Operating Expenses	$131,494	$127,710	3.0%	$536,055	$525,663	2.0%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three Months Ended		Year Ended
			December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Atlanta, GA	10,664	13.1%	95.9%	96.2%	95.9%	96.1%
Dallas, TX	9,404	9.0%	95.4%	95.8%	95.3%	95.4%
Charlotte, NC	6,149	7.1%	96.4%	96.1%	96.2%	96.3%
Washington, DC	4,080	6.9%	97.0%	96.3%	96.7%	96.5%
Tampa, FL	5,220	6.8%	96.6%	96.2%	96.3%	95.9%
Austin, TX	6,475	6.0%	95.9%	95.9%	95.8%	95.7%
Orlando, FL	4,498	5.8%	96.1%	96.6%	96.2%	96.2%
Raleigh/Durham, NC	4,397	4.5%	96.5%	96.4%	96.3%	96.5%
Nashville, TN	3,776	4.2%	95.5%	95.7%	95.6%	95.8%
Fort Worth, TX	4,249	4.3%	95.7%	95.8%	95.8%	95.8%
Houston, TX	4,479	4.1%	96.3%	97.5%	96.2%	96.0%
Jacksonville, FL	3,496	3.7%	96.5%	97.0%	96.6%	96.7%
Charleston, SC	2,726	2.8%	95.5%	96.0%	95.8%	96.1%
Phoenix, AZ	2,301	2.6%	97.4%	97.1%	96.7%	97.0%
Savannah, GA	2,219	2.1%	96.4%	96.3%	96.6%	96.5%
Richmond, VA	1,668	1.8%	96.6%	97.2%	96.7%	96.6%
Memphis, TN	1,811	1.4%	95.0%	95.8%	95.7%	96.0%
Greenville, SC	1,748	1.3%	96.6%	95.8%	96.4%	96.1%
San Antonio, TX	1,504	1.3%	96.4%	95.9%	96.0%	96.0%
Birmingham, AL	1,462	1.2%	96.3%	95.1%	96.2%	95.8%
Huntsville, AL	1,228	1.0%	97.0%	96.4%	97.3%	96.5%
Little Rock, AR	1,368	1.0%	94.8%	95.9%	95.4%	95.6%
Jackson, MS	1,241	1.0%	96.8%	95.7%	96.2%	96.4%
Other	7,320	7.0%	96.4%	96.0%	96.5%	96.1%
Total Same Store	93,483	100.0%	96.1%	96.2%	96.1%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2018	Q4 2017	% Chg	Q4 2018	Q4 2017	% Chg	Q4 2018	Q4 2017	% Chg	Q4 2018	Q4 2017	% Chg
Atlanta, GA	10,664	$47,026	$46,438	1.3%	$16,213	$16,058	1.0%	$30,813	$30,380	1.4%	$1,380	$1,356	1.8%
Dallas, TX	9,404	37,548	37,683	(0.4)%	16,494	15,856	4.0%	21,054	21,827	(3.5)%	1,267	1,268	(0.1)%
Charlotte, NC	6,149	23,459	22,881	2.5%	6,938	6,894	0.6%	16,521	15,987	3.3%	1,187	1,163	2.1%
Washington, DC	4,080	22,655	22,002	3.0%	6,709	6,808	(1.5)%	15,946	15,194	4.9%	1,744	1,716	1.6%
Tampa, FL	5,220	23,632	22,666	4.3%	7,917	7,753	2.1%	15,715	14,913	5.4%	1,416	1,364	3.8%
Austin, TX	6,475	24,526	24,188	1.4%	10,694	10,619	0.7%	13,832	13,569	1.9%	1,160	1,142	1.6%
Orlando, FL	4,498	20,431	19,617	4.1%	7,046	6,727	4.7%	13,385	12,890	3.8%	1,426	1,375	3.7%
Raleigh/Durham, NC	4,397	15,513	15,117	2.6%	5,054	4,853	4.1%	10,459	10,264	1.9%	1,061	1,039	2.1%
Nashville, TN	3,776	14,508	14,271	1.7%	4,844	4,557	6.3%	9,664	9,714	(0.5)%	1,184	1,168	1.4%
Fort Worth, TX	4,249	15,951	15,636	2.0%	6,087	6,087	0.0%	9,864	9,549	3.3%	1,132	1,109	2.1%
Houston, TX	4,479	16,516	15,913	3.8%	7,072	6,590	7.3%	9,444	9,323	1.3%	1,147	1,097	4.6%
Jacksonville, FL	3,496	12,250	11,791	3.9%	3,612	3,701	(2.4)%	8,638	8,090	6.8%	1,102	1,049	5.1%
Charleston, SC	2,726	10,140	10,134	0.1%	3,692	3,567	3.5%	6,448	6,567	(1.8)%	1,136	1,131	0.4%
Phoenix, AZ	2,301	8,514	8,140	4.6%	2,444	2,302	6.2%	6,070	5,838	4.0%	1,137	1,075	5.8%
Savannah, GA	2,219	7,759	7,526	3.1%	2,987	2,733	9.3%	4,772	4,793	(0.4)%	1,064	1,025	3.8%
Richmond, VA	1,668	6,017	5,773	4.2%	1,945	1,833	6.1%	4,072	3,940	3.4%	1,092	1,042	4.8%
Memphis, TN	1,811	5,620	5,380	4.5%	2,374	2,261	5.0%	3,246	3,119	4.1%	968	926	4.5%
Greenville, SC	1,748	4,893	4,716	3.8%	1,886	1,719	9.7%	3,007	2,997	0.3%	839	810	3.6%
San Antonio, TX	1,504	5,214	5,169	0.9%	2,218	2,112	5.0%	2,996	3,057	(2.0)%	1,071	1,065	0.6%
Birmingham, AL	1,462	4,840	4,703	2.9%	1,992	1,965	1.4%	2,848	2,738	4.0%	986	960	2.7%
Huntsville, AL	1,228	3,640	3,409	6.8%	1,281	1,162	10.2%	2,359	2,247	5.0%	873	813	7.4%
Little Rock, AR	1,368	3,815	3,842	(0.7)%	1,522	1,428	6.6%	2,293	2,414	(5.0)%	872	875	(0.3)%
Jackson, MS	1,241	3,584	3,570	0.4%	1,304	1,291	1.0%	2,280	2,279	0.0%	871	868	0.3%
Other	7,320	25,359	24,512	3.5%	9,169	8,834	3.8%	16,190	15,678	3.3%	1,064	1,032	3.1%
Total Same Store	93,483	$363,410	$355,077	2.3%	$131,494	$127,710	3.0%	$231,916	$227,367	2.0%	$1,204	$1,177	2.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2018	Q3 2018	% Chg	Q4 2018	Q3 2018	% Chg	Q4 2018	Q3 2018	% Chg	Q4 2018	Q3 2018	% Chg
Atlanta, GA	10,664	$47,026	$47,163	(0.3)%	$16,213	$17,182	(5.6)%	$30,813	$29,981	2.8%	$1,380	$1,377	0.2%
Dallas, TX	9,404	37,548	37,985	(1.2)%	16,494	17,097	(3.5)%	21,054	20,888	0.8%	1,267	1,272	(0.4)%
Charlotte, NC	6,149	23,459	23,344	0.5%	6,938	7,359	(5.7)%	16,521	15,985	3.4%	1,187	1,190	(0.3)%
Washington, DC	4,080	22,655	22,452	0.9%	6,709	7,171	(6.4)%	15,946	15,281	4.4%	1,744	1,743	0.1%
Tampa, FL	5,220	23,632	23,431	0.9%	7,917	8,614	(8.1)%	15,715	14,817	6.1%	1,416	1,407	0.6%
Austin, TX	6,475	24,526	24,527	0.0%	10,694	11,436	(6.5)%	13,832	13,091	5.7%	1,160	1,160	0.0%
Orlando, FL	4,498	20,431	20,445	(0.1)%	7,046	7,594	(7.2)%	13,385	12,851	4.2%	1,426	1,426	0.0%
Raleigh/Durham, NC	4,397	15,513	15,414	0.6%	5,054	5,356	(5.6)%	10,459	10,058	4.0%	1,061	1,065	(0.4)%
Nashville, TN	3,776	14,508	14,444	0.4%	4,844	4,947	(2.1)%	9,664	9,497	1.8%	1,184	1,187	(0.3)%
Fort Worth, TX	4,249	15,951	15,891	0.4%	6,087	6,911	(11.9)%	9,864	8,980	9.8%	1,132	1,127	0.4%
Houston, TX	4,479	16,516	16,425	0.6%	7,072	7,296	(3.1)%	9,444	9,129	3.5%	1,147	1,146	0.1%
Jacksonville, FL	3,496	12,250	12,215	0.3%	3,612	4,180	(13.6)%	8,638	8,035	7.5%	1,102	1,096	0.5%
Charleston, SC	2,726	10,140	10,188	(0.5)%	3,692	3,679	0.4%	6,448	6,509	(0.9)%	1,136	1,140	(0.4)%
Phoenix, AZ	2,301	8,514	8,478	0.4%	2,444	2,620	(6.7)%	6,070	5,858	3.6%	1,137	1,126	1.0%
Savannah, GA	2,219	7,759	7,777	(0.2)%	2,987	2,872	4.0%	4,772	4,905	(2.7)%	1,064	1,063	0.1%
Richmond, VA	1,668	6,017	6,104	(1.4)%	1,945	1,980	(1.8)%	4,072	4,124	(1.3)%	1,092	1,087	0.5%
Memphis, TN	1,811	5,620	5,567	1.0%	2,374	2,402	(1.2)%	3,246	3,165	2.6%	968	969	(0.1)%
Greenville, SC	1,748	4,893	4,847	0.9%	1,886	1,847	2.1%	3,007	3,000	0.2%	839	836	0.4%
San Antonio, TX	1,504	5,214	5,218	(0.1)%	2,218	2,465	(10.0)%	2,996	2,753	8.8%	1,071	1,070	0.1%
Birmingham, AL	1,462	4,840	4,824	0.3%	1,992	1,952	2.0%	2,848	2,872	(0.8)%	986	986	0.0%
Huntsville, AL	1,228	3,640	3,639	0.0%	1,281	1,336	(4.1)%	2,359	2,303	2.4%	873	864	1.0%
Little Rock, AR	1,368	3,815	3,871	(1.4)%	1,522	1,557	(2.2)%	2,293	2,314	(0.9)%	872	881	(1.0)%
Jackson, MS	1,241	3,584	3,572	0.3%	1,304	1,363	(4.3)%	2,280	2,209	3.2%	871	870	0.1%
Other	7,320	25,359	25,230	0.5%	9,169	9,545	(3.9)%	16,190	15,685	3.2%	1,064	1,060	0.4%
Total Same Store	93,483	$363,410	$363,051	0.1%	$131,494	$138,761	(5.2)%	$231,916	$224,290	3.4%	$1,204	$1,204	0.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE FULL YEAR COMPARISONS AS OF DECEMBER 31, 2018 AND 2017
Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	2018	2017	% Chg	2018	2017	% Chg	2018	2017	% Chg	2018	2017	% Chg
Atlanta, GA	10,664	$187,204	$185,733	0.8%	$65,727	$65,511	0.3%	$121,477	$120,222	1.0%	$1,369	$1,350	1.4%
Dallas, TX	9,404	150,896	150,344	0.4%	66,323	64,302	3.1%	84,573	86,042	(1.7)%	1,268	1,267	0.1%
Charlotte, NC	6,149	93,088	91,594	1.6%	28,034	27,898	0.5%	65,054	63,696	2.1%	1,178	1,158	1.7%
Washington, DC	4,080	89,460	87,557	2.2%	27,642	27,944	(1.1)%	61,818	59,613	3.7%	1,731	1,701	1.8%
Tampa, FL	5,220	92,836	90,114	3.0%	32,595	32,031	1.8%	60,241	58,083	3.7%	1,393	1,356	2.7%
Austin, TX	6,475	97,435	96,886	0.6%	43,894	43,583	0.7%	53,541	53,303	0.4%	1,152	1,148	0.3%
Orlando, FL	4,498	80,873	77,331	4.6%	28,754	27,756	3.6%	52,119	49,575	5.1%	1,409	1,352	4.2%
Raleigh/Durham, NC	4,397	61,214	59,749	2.5%	20,480	19,798	3.4%	40,734	39,951	2.0%	1,053	1,028	2.4%
Nashville, TN	3,776	57,732	57,248	0.8%	19,222	18,530	3.7%	38,510	38,718	(0.5)%	1,179	1,164	1.3%
Fort Worth, TX	4,249	63,329	61,902	2.3%	26,171	25,400	3.0%	37,158	36,502	1.8%	1,122	1,094	2.6%
Houston, TX	4,479	65,056	64,146	1.4%	29,085	28,649	1.5%	35,971	35,497	1.3%	1,132	1,120	1.1%
Jacksonville, FL	3,496	48,439	46,545	4.1%	16,065	16,172	(0.7)%	32,374	30,373	6.6%	1,082	1,036	4.4%
Charleston, SC	2,726	40,600	40,435	0.4%	14,574	14,167	2.9%	26,026	26,268	(0.9)%	1,132	1,128	0.4%
Phoenix, AZ	2,301	33,416	31,985	4.5%	9,953	9,792	1.6%	23,463	22,193	5.7%	1,114	1,058	5.3%
Savannah, GA	2,219	30,666	29,888	2.6%	11,414	11,011	3.7%	19,252	18,877	2.0%	1,048	1,019	2.8%
Richmond, VA	1,668	23,807	22,586	5.4%	7,807	7,397	5.5%	16,000	15,189	5.3%	1,073	1,022	5.0%
Memphis, TN	1,811	22,164	21,460	3.3%	9,434	9,197	2.6%	12,730	12,263	3.8%	951	916	3.8%
Greenville, SC	1,748	19,290	18,847	2.4%	7,407	7,131	3.9%	11,883	11,716	1.4%	826	805	2.6%
San Antonio, TX	1,504	20,762	20,773	(0.1)%	9,434	9,121	3.4%	11,328	11,652	(2.8)%	1,065	1,066	(0.1)%
Birmingham, AL	1,462	19,159	18,821	1.8%	7,931	7,907	0.3%	11,228	10,914	2.9%	973	961	1.2%
Huntsville, AL	1,228	14,345	13,540	5.9%	5,243	5,154	1.7%	9,102	8,386	8.5%	847	801	5.7%
Little Rock, AR	1,368	15,435	15,431	0.0%	6,174	5,905	4.6%	9,261	9,526	(2.8)%	875	879	(0.5)%
Jackson, MS	1,241	14,316	14,406	(0.6)%	5,438	5,302	2.6%	8,878	9,104	(2.5)%	866	869	(0.3)%
Other	7,320	100,289	97,518	2.8%	37,254	36,005	3.5%	63,035	61,513	2.5%	1,050	1,026	2.3%
Total Same Store	93,483	$1,441,811	$1,414,839	1.9%	$536,055	$525,663	2.0%	$905,756	$889,176	1.9%	$1,193	$1,171	1.9%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of December 31, 2018				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q4 2018	After

Post Parkside at Wade III	Raleigh, NC	150	—	—	2Q18	3Q19	4Q19	1Q20	$25,000	$7,235	$17,765
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	12,013	56,987
Sync 36 II	Denver, CO	79	—	—	3Q18	4Q19	4Q19	1Q20	24,500	11,685	12,815
Total Active		577	—	—					$118,500	$30,933	$87,567
(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY REDEVELOPMENT PIPELINE
Dollars in thousands, except per unit data
Year ended December 31, 2018
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
8,155	$50,057	$6,138	$118	10.5%	17,500 - 20,500

MULTIFAMILY LEASE-UP COMMUNITIES
		As of December 31, 2018
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Sync 36 I	Denver, CO	374	81.6%	(2)	2Q19
Post River North	Denver, CO	359	86.9%	1Q18	2Q19
1201 Midtown II	Charleston, SC	140	28.6%	4Q18	3Q19
Post Centennial Park	Atlanta, GA	438	36.8%	3Q18	4Q19
Total		1,311	62.4%
(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2018 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisition	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Sync 36	Denver, CO	374	2018	April 26, 2018	$2,825

Commercial Acquisition	Market	Square Feet	Year Built	Closing Date	YTD NOI
Hue Retail	Raleigh, NC	7,500	2009	August 1, 2018	$103

Land Acquisitions	Market	Acres	Closing Date
Westminster - Outparcel	Denver, CO	10	October 1, 2018
Long Point Road - Outparcel	Houston, TX	9	November 1, 2018

2018 DISPOSITION ACTIVITY

Land Dispositions	Market	Acres	Closing Date
Craft Farms Residential - Outparcel	Gulf Shores, AL	3	January 24, 2018
Randal Park - Outparcel	Orlando, FL	34	February 27, 2018
Colonial Grand at Azure - Outparcel	Las Vegas, NV	29	April 19, 2018
Spring Hill - Outparcels	Atlanta, GA	10	July 2, 2018 and December 21, 2018

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of December 31, 2018
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,870	(1)	$51,658	(2)	$44,181

	Three months ended December 31, 2018		Year ended December 31, 2018
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,792	$576	$7,120	$1,832

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2018
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,389,249	74.8%	3.9%	3.9%	6.8
Floating (unhedged) debt	1,139,079	25.2%	3.4%	3.4%	0.1
Total	$4,528,328	100.0%	3.8%	3.8%	5.1

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$4,053,302	89.5%	3.7%	3.7%	4.8
Secured debt	475,026	10.5%	4.6%	4.8%	12.2
Total	$4,528,328	100.0%	3.8%	3.8%	5.6

	Total	Percent of		Q4 2018	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$12,732,515	91.8%		$232,858	92.6%
Encumbered gross assets	1,140,553	8.2%		18,576	7.4%
Total	$13,873,068	100.0%		$251,434	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

					Average
	Fixed	Interest	Total		Years to
	Rate	Rate	Fixed or	Contract	Rate
Maturity	Debt	Swaps	Hedged	Rate	Maturity
2019	$33,508	$—	$33,508	4.4%
2020	159,097	299,353	458,450	3.2%
2021	195,459	—	195,459	5.2%
2022	365,244	—	365,244	3.6%
2023	359,043	—	359,043	4.3%
Thereafter	1,977,545	—	1,977,545	3.9%
Total	$3,089,896	$299,353	$3,389,249	3.9%	6.8

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2018 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Unsecured Revolving Credit Facility	Public Bonds	Other Unsecured	Secured	Total
2019	$—	$—	$319,508	$13,524	$333,032
2020	540,000	—	149,883	159,097	848,980
2021	—	—	222,294	122,837	345,131
2022	—	248,522	416,075	—	664,597
2023	—	346,826	12,217	—	359,043
Thereafter	—	1,778,037	19,940	179,568	1,977,545
Total	$540,000	$2,373,385	$1,139,917	$475,026	$4,528,328

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	32.6%	Yes
Total secured debt to total assets	40% or less	3.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.07x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	314%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	28.9%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.50x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	28.1%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2019 GUIDANCE

MAA provides guidance on expected FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2019
Earnings
Earnings per common share - diluted	$2.11 to $2.35
Midpoint	$2.23
FFO per Share - diluted	$6.03 to $6.27
Midpoint	$6.15
AFFO per Share - diluted	$5.39 to $5.63
Midpoint	$5.51

MAA Same Store Communities:
Number of units	95,920
Lease over lease pricing growth for new leases and renewals	2.20% to 3.20%
Average physical occupancy	95.70% to 96.10%
Property revenue growth	1.80% to 2.80%
Property operating expense growth	2.60% to 3.60%
NOI growth	1.30% to 2.30%
Real estate tax expense growth	3.75% to 4.75%

Corporate Expenses:
General and administrative expenses	$42.5 to $43.5 million
Property management expenses	$54.0 to $55.0 million
Total overhead	$96.5 to $98.5 million

Income tax expense	$2.5 to $3.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	$125.0 to $175.0 million
Multifamily disposition volume	$75.0 to $125.0 million
Development investment	$100.0 to $150.0 million

Debt:
Average effective interest rate	3.9% to 4.1%
Capitalized interest	$2.5 to $3.5 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2019 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.11	$2.35
Real estate depreciation	4.09	4.09
Amortization other	0.04	0.04
Gains on sale of depreciable assets	(0.21)	(0.21)
FFO per Share - diluted	6.03	6.27
Recurring capital expenditures	(0.64)	(0.64)
AFFO per Share - diluted	$5.39	$5.63

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP

(2)	Corporate credit rating assigned to MAALP, the primary operating partnership of MAA

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Earnings release & conference call	Early May	Late July	Late October	Late January

Dividend Information - Common Shares:	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Declaration date	12/5/2017	3/13/2018	5/22/2018	9/25/2018	12/4/2018
Record date	1/12/2018	4/13/2018	7/13/2018	10/15/2018	1/15/2019
Payment date	1/31/2018	4/30/2018	7/31/2018	10/31/2018	1/31/2019
Distributions per share	$0.9225	$0.9225	$0.9225	$0.9225	$0.9600

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13